EXHIBIT 99.2
                 Citizens Financial Corporation and Subsidiaries
                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


                In connection with the Annual Report on Form 10-K of Citizens Financial Corporation (the "Company") for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Brent L. Nemec, Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

        1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2.     The information  contained in the Report fairly  presents, in all
               material  respects,  the   financial  condition  and  results  of
               operations of the Company.


                             By:       /s/ Brent L. Nemec
                                      ------------------------------------------
                                      Brent L. Nemec
                                      Vice President and Chief Financial Officer

Date: April 7, 2003